FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Earnings Supplement
Q3 2021

November 4th, 2021

Johnny Rockets — BURGERS, SHAKES, FRIES & FUN

FATBURGER — Since 1952

ROUND TABLE PIZZA ROYALTY

Marble SLAB CREAMERY

GREAT AMERICAN cookies

Buffalo's CAFE | EXPRESS

HURRICANE GRILL & WINGS

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

TWIN PEAKS — EATS • DRINKS • SCENIC VIEWS

HOT DOG ON A STICK — since 1946

ELEVATION BURGER

PRETZELMAKER

YALLA mediterranean



GREAT AMERICAN
ROUND TABLE
PIZZA ROYALTY
PRETZELMAKER
WITH A TWIST!
FRESH 1991

LEGAL DISCLAIMER

This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the ability of the Company to complete the acquisition of Fazoli's and open new stores under development, the future financial performance and growth of the Company following the acquisition of Fazoli's, and the Company's ability to conduct future accretive and successful acquisitions. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the Company's ability to successfully integrate and exploit the synergies of the acquisition of Fazoli's, the Company's ability to grow and expand revenues and earnings following the acquisition, and uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic and the Delta variant. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement.

Q3 2021 HIGHLIGHTS


FATBURGER

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Q3 2021 HIGHLIGHTS



378% Sales Growth[2]
Q3 2021 v Q3 2020
System-Wide



16.2% SSS Growth[1]
Q3 2021 v Q3 2020
System-Wide



3.5% SSS Growth[1]
Q3 2021 v Q3 2019
System-Wide



$349.8m
System-Wide Sales[2]



$29.8m Total Revenue



$7.2m Adj. EBITDA[4]

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q3 2021 HIGHLIGHTS

Royalties



$3.3m
$2.2m
$3.2m
$4.7m
$4.9m
$6.2m
$13.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Total Revenue



$4.4m
$3.1m
$4.1m
$6.5m
$6.6m
$8.3m
$29.8m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Adj. EBITDA[1]



$0.3m
$(0.36)
$0.6m
$1.7m
$1.1m
$2.1m
$7.2m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Adj. EBITDA Margin[2]



8.1%
(14.5%)
18.9%
32.6%
20.2%
30.3%
29.7%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

1. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q3 2021 SALES IMPROVEMENTS[1 2]

Recently acquired concepts have contributed to system-wide sales growth while the continued emergence from the COVID pandemic has driven same-store sales

Sales by Quarter [1 2]



(10.4%)
$84.9m
(30.1%)
$47.7m
(13.2%)
$73.2m
(9.4%)
$106.9m
7.8%
$114.4m
55.3%
$144.0m
$349.8m
30.2%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

Q3 2021 PORTFOLIO UPDATE



415
372
366
303
229
214[1]
187
83
51
44
37
36
15
3
ROUND TABLE
PIZZA ROYALTY
GREAT AMERICAN cookies
Marble SLAB CREAMERY
Johnny Rockets
PRETZELMAKER
FAZOLI'S
FATBURGER
TWIN PEAKS
EATS • DRINKS • SCENIC VIEWS
HOT DOG ON A STICK
HURRICANE
GRILL & WINGS
ELEVATION BURGER
PONDEROSA
STEAKHOUSE
BONANZA
STEAKHOUSE
Buffalo's
CAFE | EXPRESS
YALLA
mediterranean

1. Subject to successful closing

APPENDIX


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FAT
BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statement of Operations

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020
(in thousands)				
Revenue				
Royalties	$ 13,742	$ 3,156	$ 24,800	$ 8,678
Franchise fees	1,087	122	2,109	571
Advertising fees	5,483	803	8,043	2,347
Restaurant sales	3,879	—	4,113	—
Factory revenue	5,480	—	5,480	—
Management fees and other income	90	8	148	23
Total revenue	29,761	4,089	44,693	11,619
Costs and expenses				
General and administrative expense	12,966	2,990	23,375	10,626
Restaurant operating expenses	3,660	—	3,904	—
Factory operating expenses	3,473	—	3,473	—
Impairment of assets	—	753	—	3,927
Refranchising (gain) loss	(250)	325	(679)	1,869
Acquisition costs	2,053	503	2,985	633
Advertising expense	5,483	814	8,043	2,358
Total costs and expenses	27,385	5,385	41,101	19,413
Income /(loss) from operations	2,376	(1,296)	3,592	(7,794)
Other income (expense), net				
Interest expense, net	(7,072)	(123)	(11,939)	(2,034)
Interest expense related to preferred shares	(173)	(323)	(725)	(1,251)
Net loss on extinguishment of debt	(13)	(88)	(6,418)	(88)
Change in fair value of derivative liability	—	(374)	—	887
Gain on contingent consideration payable adjustment	—	1,680	—	1,680
Other expense, net	64	(63)	189	6
Total other (expense) income, net	(7,194)	709	(18,893)	(800)
Loss before income tax expense	(4,818)	(587)	(15,301)	(8,594)
Income tax benefit	(1,183)	(19)	(3,303)	(1,405)
Net loss	(3,635)	(568)	(11,998)	(7,189)
Less: Net loss attributable to noncontrolling interest	(14)	—	(19)	—
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Basic and diluted loss per share	$ (0.26)	$ (0.04)	$ (0.85)	$ (0.55)
Basic and diluted weighted average shares outstanding	14,144,857	13,101,791	14,094,772	13,077,480
Cash dividends declared per common share	$ 0.13	$ —	$ 0.39	$ —

Does not include effects of FAT Twin Peaks Series 2021-1 Whole Business Securitization

CONSOLIDATED EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2021
(in thousands)				
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Interest expense, net	7,245	446	12,664	3,285
Income tax benefit	(1,183)	(19)	(3,303)	(1,405)
Depreciation and amortization expense	2,377	263	3,161	763
EBITDA	4,818	122	543	(4,546)
Provision for bad debts	202	—	225	—
Share-based compensation expenses	258	45	488	61
Non-cash lease expenses [(1)]	127	91	404	174
Acquisition costs	2,053	503	2,985	633
Refranchising (gain) loss	(250)	325	(679)	1,869
Net loss on extinguishment of debt	13	88	6,418	88
Gain on contingent consideration payable adjustment	—	(1,680)	—	(1,680)
Impairment loss	—	753	—	3,927
Change in fair value - derivative liability	—	374	—	(887)
Adjusted EBITDA	$ 7,221	$ 621	$ 10,384	$ (361)

(1) Included non-cash lease expenses related to new lease accounting standards

Does not include effects of FAT Twin Peaks Series 2021-1 Whole Business Securitization

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

	Thirteen Weeks Ended		Thirty Nine Weeks Ended	
	September 26, 2021	September 27, 2020	September 26, 2021	September 27, 2020
(in thousands)				
Net loss attributable to FAT Brands Inc.	$ (3,621)	$ (568)	$ (11,979)	$ (7,189)
Refranchising (gain) loss	(250)	325	(679)	1,869
Acquisition costs	2,336	503	2,985	633
Net loss on extinguishment of debt	13	88	6,418	88
Tax adjustments, net [(1)]	(515)	(30)	(1,883)	(423)
Adjusted net loss attributable to FAT Brands Inc.	$ (2,037)	$ 318	$ (5,138)	$ (5,022)
Loss per basic and diluted share	$ (0.26)	$ (0.04)	$ (0.85)	$ (0.55)
Adjusted loss per basic and diluted share	$ (0.14)	$ 0.02	$ (0.36)	$ (0.38)
Weighted average basic and diluted shares outstanding	14,144,857	13,101,791	14,094,772	13,077,480

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

Does not include effects of FAT Twin Peaks Series 2021-1 Whole Business Securitization

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911


Johnny ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.